SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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BRIDGFORD FOOD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BRIDGFORD FOODS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 12, 2003

To the Shareholders of

BRIDGFORD FOODS CORPORATION:

      The annual meeting of the shareholders of Bridgford Foods Corporation, a California corporation (the “Company”), will be held at the Four Points Sheraton,1500 South Raymond Avenue, Fullerton, California, on Wednesday, March 12, 2003 at 10:00 a.m., for the following purposes:

(1) To elect eight directors to hold office for one year or until their successors are elected and qualified.

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year commencing November 2, 2002.

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on January 31, 2003 are entitled to notice of and to vote at said meeting or any adjournment thereof.

      All shareholders are cordially invited to attend the meeting in person. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS RESPECTFULLY URGES YOU TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

By order of the Board of Directors

WILLIAM L. BRIDGFORD
Secretary

Anaheim, California

February 7, 2003

PROXY STATEMENT
PROPOSAL 1
ELECTION OF DIRECTORS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION OF EXECUTIVE OFFICERS
RETIREMENT PLAN
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
RELATED PARTY TRANSACTIONS
PROPOSAL 2
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS
FINANCIAL STATEMENTS
FORM 10-K

BRIDGFORD FOODS CORPORATION

1308 North Patt Street, Anaheim, California 92801

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 12, 2003

      The enclosed proxy is solicited by the Board of Directors of Bridgford Foods Corporation, a California corporation (the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at the Four Points Sheraton, 1500 South Raymond Avenue, Fullerton, California, on Wednesday, March 12, 2003 at 10:00 a.m., and at any adjournment thereof. All shareholders of record at the close of business on January 31, 2003 are entitled to notice of and to vote at such meeting. This Proxy Statement and the accompanying proxy are being mailed on or about February 7, 2003.

      The persons named as proxies were designated by the Board of Directors and are officers and directors of the Company. Any proxy may be revoked or superseded by executing a later proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting, withdrawing the proxy and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of the proxy. All proxies, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted FOR election of the director nominees proposed by the Board of Directors and FOR ratification of the Company’s appointment of PricewaterhouseCoopers LLP as independent public accountants for the Company. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with their best judgment.

      Solicitation of proxies will be primarily by mail, although some of the officers, directors and employees of the Company may solicit proxies personally or by telephone. All expenses incurred in connection with this solicitation will be borne by the Company. The Company will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock in a broker or nominee name.

      At the close of business on January 31, 2003, there were 10,448,271 shares of common stock of the Company outstanding. The presence at the meeting of a majority of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon by such shareholders and to cumulate votes for the election of directors. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the meeting in person or by proxy and who abstain or withhold their vote, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and count toward the quorum. Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, “broker non-vote” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes on proposals Nos. 1 and 2 is discussed under each respective proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

      The directors of the Company are elected annually to serve until the next annual meeting of the shareholders or until their respective successors are elected. At the Annual Meeting, eight directors are to be elected. The election of directors shall be by the affirmative vote of the holders of a plurality of the shares voting in person or by proxy at the annual meeting. Every shareholder, or his proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit. No shareholder or proxy, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate such shareholder’s votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. Each of these individuals has served as a director since the last annual meeting. All current directorships are being filled.

      The Company’s Board of Directors recommends that you vote FOR the election of each of the nominees named below. Unless otherwise instructed, shares represented by the proxies will be voted for the election of the nominees listed below. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Each nominee has indicated that he is willing and able to serve as director if elected. In the event that any of such nominees shall become unavailable for any reason, an event which management does not anticipate, it is intended that proxies will be voted for substitute nominees designated by management.

      The following table and biographical summaries set forth, with respect to each nominee for director, his age, the positions he holds in the Company and the year in which he first became a director of the Company. Data with respect to the number of shares of the Company’s Common Stock beneficially owned by each of such directors as of January 31, 2003 appears on page 5 of this Proxy Statement.

			Year First
			Became
Name	Age	Current Position at the Company(1)	Director

Allan L. Bridgford	68	Chairman of the Board and Member of the Executive Committee	1952
Robert E. Schulze	68	President, Member of the Executive Committee and Director	1980
Hugh Wm. Bridgford	71	Chairman of the Executive Committee, Vice President and Director	1952
Paul A. Gilbert	60	Director, Audit Committee Chairman	1993
Richard A. Foster	67	Director	2001
Steven H. Price	62	Director	1988
Norman V. Wagner II	73	Director	1990
Paul R. Zippwald	65	Director	1992

(1)	Robert E. Schulze is a full-time employee of the Company. Hugh Wm. Bridgford and Allan L. Bridgford are brothers.

Directors

      Allan L. Bridgford, elected Chairman of the Board in March of 1995, served previously as President of the Company for more than five years and has been a full-time employee of the Company since 1957. Mr. Bridgford has served as a member of the Executive Committee since 1972. Allan L. Bridgford reduced his work schedule to 80% since March of the 2000 fiscal year.

      Robert E. Schulze, elected President in March of 1995, served previously as Executive Vice President, Secretary and Treasurer of the Company for more than five years. Mr. Schulze has been a full-time employee of the Company since 1964 and has served as a member of the Executive Committee since 1972.

      Hugh Wm. Bridgford, elected Chairman of the Executive Committee and elected Vice President in March of 1995, previously served as Chairman of the Board of the Company for more than five years and has been a full time employee of the Company since 1955 and has served as a member of the Executive Committee since 1972.

      Paul A. Gilbert has been Senior Vice President, of a large investment banking firm, for more than five years and was formerly with Kidder, Peabody & Co. Incorporated, an investment banking firm.

      Richard A. Foster was President of Interstate Electronics Corporation, a wholly owned subsidiary of Figgie International, Inc., from 1979 until his retirement in 1991. Mr. Foster also served as Vice President of Figgie International, Inc. from 1986 to 1991. He received his Bachelor of Science degree from Stanford University and his Master of Science degree from University of California, Los Angeles.

      Steven H. Price has been in the family property management business for more than the past five years. Mr. Price also was active as an avocado farmer for more than five years prior to the sale of his property in 1991.

      Norman V. Wagner II was President of Signal Landmark Properties, Inc., a real estate development firm, from 1976 until his retirement in 1988. Mr. Wagner is currently retired.

      Paul R. Zippwald was Regional Vice President and Head of Commercial Banking for Bank of America NT&SA, North Orange County, California, for more than five years prior to his retirement in July 1992. Mr. Zippwald is currently retired.

      During fiscal year 2002 the Company’s Board of Directors held 12 regular monthly meetings. Each of the nominees holding office attended at least 75% of the monthly meetings. Non-employee directors are paid $1,050 for each meeting attended. Employee directors received no additional compensation for their services.

Compensation and Audit Committees

      During fiscal 2002, the Board of Directors maintained two committees, the Compensation Committee and the Audit Committee. The Board of Directors does not have a standing Nominating Committee. The Compensation Committee consisted of Messrs. Gilbert, Foster, Price, Wagner and Zippwald, each of whom served thereon without additional compensation. Each of these individuals were non-employee directors. The Compensation Committee is responsible for establishing and administering the Company’s compensation arrangements for all executive officers. The Compensation Committee held two formal meetings during fiscal 2002, each of which was attended by all committee members.

      The Audit Committee consisted of Messrs. Gilbert, Foster, Price, Wagner and Zippwald, each of whom receive, beginning October 14, 2002, $500 for each meeting attended. All members of the Audit Committee meet the independence standards of the rules promulgated by the Securities and Exchange Commission and the standards of the NASDAQ. The Audit Committee meets periodically with the Company’s independent public accountants and reviews the Company’s accounting policies and internal controls. It also reviews the scope and adequacy of the independent accountants’ examination of the Company’s annual financial statements. In addition, the Audit Committee recommends the firm of independent public accountants to be retained by the Company and approves all material non-audit services provided by them. The Audit Committee held two formal meetings during fiscal 2002, each of which was attended by all committee members. In addition, the Audit Committee holds a pre-earnings release conference with the Company’s independent public accountants on a quarterly basis. The Audit Committee adopted a written Audit Committee Charter on May 8, 2000. The full text of the Audit Committee Charter was set forth as Exhibit A to the Company’s proxy statement for the 2001 annual meeting of shareholders.

Executive Officers

      The Company has five executive officers elected on an annual basis to serve at the pleasure of the Board of Directors:

Allan L. Bridgford	Chairman(1)
Robert E. Schulze	President(1)
Hugh Wm. Bridgford	Vice President(1)
William L. Bridgford	Secretary(2)
Raymond F. Lancy	Vice President, Treasurer and Assistant Secretary

(1)	Messrs. Allan L. Bridgford, Robert E. Schulze and Hugh Wm. Bridgford are each members of the Company’s Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

(2)	William Bridgford is the son of Hugh Wm. Bridgford and the nephew of Allan L. Bridgford.

      A biographical summary regarding Messrs. Allan L. Bridgford, Robert E. Schulze and Hugh Wm. Bridgford is set forth above under the caption “Directors.” Biographical information with respect to the Company’s other executive officers is set forth below:

      William L. Bridgford, age 48, has served as Secretary of the Company for more than the past five years and was elected as an Executive Officer in 2001.

      Raymond F. Lancy, age 49, has served as Treasurer of the Company for more than the past five years. He was elected Vice President and Assistant Secretary in 2000 and was elected as an Executive Officer in 2001.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of January 31, 2003 by each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, by each director, and nominee for director by each executive officer named in the Summary Compensation Table and by all officers and directors as a group.

Amount and Nature of Shares Beneficially Owned

				Percentage of
	Sole	Shared	Total	Outstanding
Name and Address	Voting and	Voting and	Beneficially	Shares Beneficially
of Beneficial Owner(1)	Investment Power	Investment Power(3)	Owned(2)	Owned(2)

Bridgford Industries Incorporated	7,156,396	—	7,156,396	68.5
1707 Good-Latimer Expy.
Dallas, TX 75226
Hugh Wm. Bridgford	47,917	7,156,396	7,204,313	69.0
1707 Good-Latimer Expy. Dallas, TX 75226
Allan L. Bridgford	155,882	7,156,396	7,312,278	70.0
Bruce H. Bridgford	5,986	7,156,396	7,162,382	68.6
Baron R.H. Bridgford	1,654	7,156,396	7,158,050	68.5
170 North Green St. Chicago, IL 60607
Robert E. Schulze	167,870	—	167,870	1.6
William L. Bridgford	24,925	7,156,396	7,181,321 (4)	68.6
Raymond F. Lancy	18,750	—	18,750 (5)	*
Paul A. Gilbert	605	—	605	*

				Percentage of
	Sole	Shared	Total	Outstanding
Name and Address	Voting and	Voting and	Beneficially	Shares Beneficially
of Beneficial Owner(1)	Investment Power	Investment Power(3)	Owned(2)	Owned(2)

Richard A. Foster	2,210	—	2,210	*
Steven H. Price	1,797	—	1,797	*
Norman V. Wagner II	1,360	—	1,360	*
Paul R. Zippwald	1,452	—	1,452	*
All directors and officers as a group (12 persons)	7,586,804	7,156,396	7,586,804 (6)	72.6

*	Less than one percent (1%).

(1)	Unless otherwise indicated, the address of such beneficial owner is the Company’s principal executive offices, 1308 N. Patt Street, Anaheim, California 92801.

(2)	Applicable percentage of ownership at January 31, 2003 is based upon 10,448,271 shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of January 31, 2003 are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(3)	Represents shares beneficially owned by Bridgford Industries Incorporated, a Delaware corporation (“BII”), which presently has no other significant business or assets. Allan L. Bridgford, Hugh Wm. Bridgford, William L. Bridgford, Baron R.H. Bridgford and Bruce H. Bridgford presently own .76%, .50%, 7.48%, 9.54% and 10.29%, respectively, of the outstanding voting capital stock of BII and each has the right to vote as trustee or custodian for other stockholders of BII representing 15.29%, 6.11%, 1.42%, 2.95% and 1.21%, respectively, of such outstanding voting capital stock. The remaining percentage of BII stock is owned of record, or beneficially, by 32 additional members of the Bridgford family. The officers of BII jointly vote all shares.

(4)	Includes 18,750 shares that may be purchased upon exercise of options within 60 days of January 31, 2003.

(5)	Consists of 18,750 shares that may be purchased upon exercise of options within 60 days of January 31, 2003.

(6)	Includes 37,500 shares that may be purchased upon exercise of options within 60 days of January 31, 2003.

      The Company is not aware of any arrangements that may at a subsequent date result in a change of control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and holders of more than 10% of the Company’s Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended November 1, 2002, all of the Company’s officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth summary information concerning compensation paid or accrued by the Company for services rendered during the three fiscal years ended 2002, 2001 and 2000 to the Company’s chief executive officer and the four remaining most highly paid executive officers whose salary and bonus exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation
					All Other
Name and Principal Position	Year*	Salary($)	Bonus($)		Compensation($)

Allan L. Bridgford	2002	277,509	36,000	(2)	73,907	(3)
Chairman of the Board(1)	2001	277,083	200,000	(2)	173,907	(3)
	2000	260,767	329,345	(2)	177,407	(3)
Robert E. Schulze	2002	267,683	45,000	(2)	—
President(1)	2001	297,884	250,000	(2)	—
	2000	275,167	380,000	(2)	—
Hugh Wm. Bridgford	2002	257,077	45,000	(2)	159,000	(3)
Vice President and Chairman	2001	263,474	212,500	(2)	161,525	(3)
of the Executive Committee(1)	2000	245,317	304,000	(2)	3,222	(3)
William L. Bridgford(4)	2002	76,480	86,981		—
Secretary	2001	70,980	95,571		—
Raymond F. Lancy(4)	2002	140,000	49,000		—
Vice President, Treasurer And Assistant Secretary	2001	132,000	59,000		—

*	-53 week fiscal year in 2000 versus 52 weeks each in 2001 and 2002.

(1)	Hugh Wm. Bridgford, Allan L. Bridgford and Robert E. Schulze are members of the Company’s Executive Committee which acts in the capacity of Chief Executive Officer of the Company.

(2)	Represents deferred contingent compensation payable over periods of five years pursuant to bonuses granted by the Company’s Compensation Committee.

(3)	Represents premiums paid by the Company in connection with split-dollar insurance policies.

(4)	William L. Bridgford and Raymond F. Lancy were appointed executive officers in March 2001.

      None of the Named Executive Officers exercised options during the fiscal year ended November 1, 2002. The following table sets forth certain information concerning the number of shares covered by both exercisable and unexercisable stock options as of November 1, 2002. Also reported are the values for “in the money” options which represent the positive spread between the exercise prices of any such existing stock options and $10.90, the closing price of Common Stock on November 1, 2002, as reported by The Nasdaq National Market.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
		Value Realized($)	Underlying Unexercised		In-the-Money
	Shares	(market price at	Options at FY-End(#)		Options at FY-End($)
	Acquired on	exercise less
Name	Exercise(#)	exercise price)	Exercisable	Unexercisable	Exercisable	Unexercisable

Allan L. Bridgford	0	$0	0	0	$0	$0
Robert E. Schulze	0	0	0	0	0	0
Hugh Wm. Bridgford	0	0	0	0	0	0
William L. Bridgford	0	0	18,750	6,250	16,875	5,625
Raymond F. Lancy	0	0	18,750	6,250	16,875	5,625

RETIREMENT PLAN

      The Company has a defined benefit plan (“Plan”) for those of its employees not covered by collective bargaining agreements. The Plan, administered by a major life insurance company, presently provides that participants receive an annual benefit on retirement equal to 1 1/2% of their total compensation from the Company during their period of participation from 1958. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of fully-insured monthly lifetime annuity contracts commencing at age 65 or the participant’s date of retirement, whichever is later. Based on projections used for computing benefits under the Plan, the estimated annual benefits at normal retirement would be as follows:

Allan L. Bridgford	$57,420
Robert E. Schulze	53,593
Hugh Wm. Bridgford	57,360
William L. Bridgford	84,240
Raymond F. Lancy	68,316

All officers	$320,928

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      Retirement benefits otherwise available to key executives under the Company’s Plan have been limited by the effects of the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”) and the Tax Reform Act of 1986 (“TRA”). To offset the loss of retirement benefits associated with TEFRA and TRA, the Company has adopted a non-qualified “makeup” benefit plan (Supplemental Executive Retirement Plan). Benefits will be provided under this plan for key employees equal to 60% of their final average earnings minus any pension benefits and primary insurance amounts available to them under Social Security. However, in all cases the combined benefits are capped at $120,000 per year for members of the Executive Committee. Eligibility is determined by the Board of Directors of the Company and the projected annual benefits to be paid at normal or current retirement date to those presently selected are as follows:

Allan L. Bridgford	$51,532
Robert E. Schulze	56,101
Hugh Wm. Bridgford	61,084
William L. Bridgford	152,726
Raymond F. Lancy	170,276

All officers	$491,719

      Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports of the Compensation Committee and the Audit Committee and the Performance Graph on page 11 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Company consists of the outside members of the Board of Directors. During fiscal 2002, the Compensation Committee consisted of Messrs. Gilbert, Foster, Price, Wagner and Zippwald. The Company’s executive compensation policy’s aim is to attract, retain and motivate key employees while making sure that a relationship exists between executive compensation and the Company’s performance. Accordingly, the Company policy of compensation for its executive officers is to combine annual base salaries with bonuses based upon corporate performance.

      Historically, the Company has been principally managed by an Executive Committee consisting of senior executive officers of the Company. The Executive Committee, as a unit, serves as the Company’s “Chief Executive Officer”. The Executive Committee currently consists of three members. The current members are Allan L. Bridgford, Chairman of the Board of Directors, Robert E. Schulze, President, and Hugh Wm. Bridgford, Chairman of the Executive Committee and Vice President. For the last several years, the Compensation Committee has determined that each member of the Executive Committee should be compensated on an equal basis with pro-rata adjustments for reduced work schedules.

      The current compensation plan sets forth a minimum base salary of $2,000 per week for each member of the Executive Committee plus incentive amounts that may be earned as additional future salary and/or as deferred contingent compensation (“bonuses”). The Compensation Committee deems continuity of management to be an important consideration for the long-term success of the business and, therefore, payments of bonuses are currently deferred over a five year period. No interest is paid or accrued on the earned but unpaid bonuses. Consistent with the compensation policy for all of the Company’s corporate officers, as discussed below, the principal factor used by the Compensation Committee to determine the bonuses to be paid the members of the Executive Committee is the measure of the Company’s performance which is based upon the Company’s pretax income and return on shareholders’ equity for the current fiscal year. For fiscal 2002, the base salary for Allan L. Bridgford was $83,200 and previously deferred salary was $194,309. For Hugh Wm. Bridgford and Robert E. Schulze, the base salary was $104,000 each and previously deferred salary totaled $153,017 and $163,683, respectively. The substantial reductions (81.0%) in bonuses earned this year compared to the prior year relates primarily to the 77.5% decrease in pretax income for the same periods.

      The Compensation Committee has elected not to provide incentive compensation to the members of the Executive Committee in the form of stock options, stock appreciation rights, restricted stock or other similar plans. The Compensation Committee also directs that perquisite compensation be minimal for members of the Executive Committee. Members of the Executive Committee are not to be provided with country club memberships or other similar perquisites.

      Compensation for executive officers other than those on the Executive Committee are recommended to the Compensation Committee by the Executive Committee which regularly reports to the Board of Directors and the Compensation Committee on compensation matters relating to other corporate officers. All corporate officers, top-level managers and many midlevel managers receive compensation determined by performance-based criteria, including both individual and team accomplishments.

COMPENSATION COMMITTEE

Richard A. Foster
Paul A. Gilbert
Steven H. Price
Norman V. Wagner II
Paul R. Zippwald

REPORT OF THE AUDIT COMMITTEE

      Pursuant to a meeting of the Audit Committee on January 13, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Company’s accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PricewaterhouseCoopers LLP that it is independent and written disclosures regarding such independence as required by Independence Standards Board No. 1, and discussed with the auditors the auditors’ independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report for the Company’s fiscal year ended November 1, 2002.

AUDIT COMMITTEE

Steven H. Price, Chairman
Richard A. Foster
Paul A. Gilbert
Norman V. Wagner II
Paul R. Zippwald

PERFORMANCE GRAPH

      The comparative stock performance graph shown below compares the yearly change in cumulative value of Bridgford Foods Corporation’s common stock with certain index values for the five-year periods ended November 1, 2002. The graph sets the beginning value of Bridgford common stock and the indexes at $100. All calculations assume reinvestment of dividends on a monthly basis. The peer group consists of nine companies, including the companies that comprised the Meat Industry Group of Media General Financial Services. The group includes Bob Evans Farms, Inc.; Cagles’, Inc.; Hormel Foods Corp.; Pilgrims Pride Corp; Sanderson Farms Inc.; Seaboard Corp; Tyson Foods, Inc.; and United Heritage Corp. The peer group index return consists of the weighted returns of each component issuer according to such issuer’s respective stock market capitalization at the beginning of each period for which a return is indicated.

NOTE: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG BRIDGFORD FOODS CORP., THE S&P 500 INDEX
AND A PEER GROUP

[BRIDGFORD CHART]

	BRIDGFORD FOODS
	CORP.	S & P 500	PEER GROUP

10/31/97	100	100	100
10/30/98	114.23	121.99	116.66
10/29/99	96.61	153.31	100.96
11/3/00	123.15	149.82	89.57
11/2/01	136.64	131.51	106.32
11/1/02	114.29	99.43	110.29

*$100 invested on 10/31/97 in stock or index-including reinvestment of dividends.

Copyright ©2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

AND CHANGE IN CONTROL AGREEMENTS

      The Company has no employment contracts, severance agreements or change in control agreements.

      As discussed in the Section entitled “Compensation of Executive Officers,” the Company has established a defined benefit plan and a non-qualified “makeup” benefit plan for the payment of retirement benefits to certain of its executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Company’s Compensation Committee during the fiscal year ended November 1, 2002 consisted of Paul A. Gilbert, Richard A. Foster, Steven H. Price, Norman V. Wagner II and Paul R. Zippwald. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Company is not aware of any transaction involving any member of the Compensation Committee that would require disclosure for “Compensation Committee Interlocks and Insider Participation”.

RELATED PARTY TRANSACTIONS

      The Company is not aware of any related party transactions that would require disclosure.

PROPOSAL 2

INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has, subject to ratification by the shareholders, appointed PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year commencing November 2, 2002. PricewaterhouseCoopers LLP has been the Company’s independent public accountant since 1958. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

      Proxies received in response to this solicitation will be voted in favor of the approval of such firm unless otherwise specified in the proxy. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP will be present at the meeting and available for questions and will have the opportunity to make a statement if they so desire.

Audit Fees

      The aggregate fees paid by the Company to PricewaterhouseCoopers LLP for professional services for the audit of the Company’s financial statements for the fiscal year ended November 1, 2002 and the review of financial statements included in the Company’s Forms 10-Q for fiscal 2002 were $84,400.

Financial Information System Design and Implementation Fees

      PricewaterhouseCoopers LLP did not provide, and it did not bill and it was not paid any fees for, financial information system design and implementation services in fiscal 2001.

All Other Fees

      The aggregate fees paid by the Company for tax services rendered by PricewaterhouseCoopers LLP to the Company in fiscal 2002 were $181,012.

      The Audit Committee has determined that the provision of services, in addition to audit services, rendered by PricewaterhouseCoopers LLP and the fees paid therefore in fiscal 2002 were compatible with maintaining PricewaterhouseCoopers LLP’s independence.

SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received at the Company’s principal office no later than October 10, 2003 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

      Additionally, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company’s proxy statement, by December 24, 2003, the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

      The Board of Directors is not aware of any matters to be acted upon at the meeting other than the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP. If, however, any other matter shall properly come before the meeting, the persons named in the proxy accompanying this statement will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

FINANCIAL STATEMENTS

      The annual report of the Company for the fiscal year ended November 1, 2002 accompanies this proxy statement but is not a part of the proxy solicitation material.

By order of the Board of Directors

WILLIAM L. BRIDGFORD
Secretary

February 7, 2003

FORM 10-K

The Corporation will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Corporation on Form 10-K for the fiscal year ended November 1, 2002, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on or about January 24, 2003. Requests for copies of such report should be directed to the Treasurer, Bridgford Foods Corporation, P.O. Box 3773, Anaheim, California 92803.

BRIDGFORD FOODS CORPORATION

This Proxy is solicited on behalf of the Board of Directors

2003 ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 12, 2003

The undersigned shareholder of BRIDGFORD FOODS CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 7, 2003, and hereby appoints Hugh Wm. Bridgford and Allan L. Bridgford, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of BRIDGFORD FOODS CORPORATION, to be held on March 12, 2003 at 10:00 a.m., local time, at the Four Points Sheraton, 1500 South Raymond Avenue, Fullerton, California, and at any adjustment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	ELECTION OF DIRECTORS:
☐	FOR all nominees listed below (except as indicated)	☐	WITHHOLD AUTHORITY (to vote for all nominees)

Hugh Wm. Bridgford	Allan L. Bridgford	Robert E. Schulze	Paul A. Gilbert
Richard A. Foster	Steven H. Price	Norman V. Wagner II	Paul R. Zippwald

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Hugh Wm. Bridgford	Allan L. Bridgford	Robert E. Schulze	Paul A. Gilbert
Richard A. Foster	Steven H. Price	Norman V. Wagner II	Paul R. Zippwald

2.	PROPOSAL TO RATIFY APPOINTMENT OF PricewaterhouseCoopers LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 2003:

☐	FOR	☐	AGAINST	☐	ABSTAIN
and in their discretion, upon such other matter or matters that may properly come before the meeting or any adjustment thereof.
(continued on reverse side)

(continued from reverse side)

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE EIGHT DIRECTOR NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

	# of shares	Dated:	,2003

Name (Please Print)

(Signature)

(Signature)
(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)